EXHIBIT 10.3
CHRISTOPHER T. HUTTER
AMENDMENT NO. 1 TO RESTRICTED STOCK AGREEMENT

AMENDMENT NO. 1
TO
RESTRICTED STOCK AGREEMENT
     This AMENDMENT NO. 1 TO RESTRICTED STOCK AGREEMENT (the “Amendment”) is made and entered into as of December 17, 2009 (the “Effective Date”), by and between PowerSecure International, Inc., a Delaware corporation (the “Company”), and Christopher T. Hutter (the “Grantee”).
Recitals
     WHEREAS, the Company and the Grantee have previously entered into that certain Restricted Stock Agreement, dated as of December 10, 2007 (as from time to time amended and restated, the “Restricted Stock Agreement”), pursuant to which the Company has granted to the Grantee restricted shares of Common Stock, par value $.01 per share (“Common Stock”), of the Company, subject to vesting and other terms and conditions set forth in the Restricted Stock Agreement; and
     WHEREAS, the Company and the Grantee desire to amend the terms of the Restricted Stock Agreement as set forth herein;
Agreement
     NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intend to be legally bound hereby, agree as follows:
     1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings given to them in the Restricted Stock Agreement.
     2. Amendment. The “Vesting Schedule” for the Restricted Shares that were Unvested Shares on the date hereof is hereby modified and amended as set forth on Schedule I hereto.
     3. Effectiveness of Amendment. This Amendment shall be effective as of the date first above written, and all references to the Restricted Stock Agreement, including the terms “this Agreement,” “hereof,” “herein” and the like contained in the Restricted Stock Agreement, shall, as of and after such date, be deemed to be references to the Restricted Stock Agreement as modified by the terms of this Amendment. Except as and to the extent expressly modified by the terms of this Amendment, the Restricted Stock Agreement shall remain in full force and effect in accordance with its terms.
     4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to provisions governing conflicts of laws.
     5. Successor and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     6. Captions. The captions contained in this Amendment are included for convenience of reference only and do not define, limit, explain or modify this Agreement or its interpretation, construction or meaning and are in no way to be construed as a part of this Amendment.
     7. Counterparts. This Amendment may be executed in any number of counterparts (including counterparts executed by less than all parties hereto), each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.
(Next page is the Signature Page)

SIGNATURE PAGE
     IN WITNESS WHEREOF, this Amendment No. 1 to Restricted Stock Agreement has been executed and delivered by or on behalf of the parties hereto as of the date first set forth above.

POWERSECURE INTERNATIONAL, INC.
By:	/s/ Sidney Hinton
Sidney Hinton, President and
Chief Executive Officer

GRANTEE:
/s/ Christopher T. Hutter
Christopher T. Hutter

SCHEDULE I
Vesting Schedule for Unvested Shares (As Amended)

Vesting Percentage
(Number of Shares)	Vesting Date	Vesting Condition

Service Shares

50% (12,500)	December 10, 2012	Continuous Employment

Performance Shares

10% (2,500)	Day Form 10-K for Fiscal Year 2009 is filed	Shares Vest on Vesting Date

10% (2,500)	Day Form 10-K for Fiscal Year 2010 is filed	Company achieves Restricted Share Performance Goal for Fiscal Year 2010*

10% (2,500)	Day Form 10-K for Fiscal Year 2011 is filed	Company achieves Restricted Share Performance Goal for Fiscal Year 2011*

*	In the event that the Company fails to achieve the Restricted Share Performance Goal for any Fiscal Year, the Performance Restricted Shares that did not vest for that Fiscal Year shall vest in the subsequent Fiscal Year but only if the Company exceeds by 10% the Restricted Share Performance Goal for that subsequent fiscal year.
Restricted Share Performance Goal for Unvested Shares

Fiscal Year	No. Performance Shares	Restricted Share Performance Goal

2009	2,500	Shares Vest on Vesting Date, No Performance Goal

2010	2,500	10% increase over the Company’s 2009 consolidated net income

2011	2,500	10% increase over the Company’s 2010 consolidated net income

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